UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2024

BLUM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-56626	93-3735199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On February 12, 2024, Blum Holdings, Inc. (the "Company") issued a press release to announce that it will begin trading under the ticker symbol “BLMH” effective February 12, 2024.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As previously disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on February 12, 2024, the Company entered into a binding letter of intent (the “Letter of Intent”) with Operators Only Corporation (“Operators Only”) on February 9, 2024 regarding a proposed acquisition and rollup transaction (the “Proposed Transaction”).

On February 13, 2024, the Company issued a press release announcing the execution of the Letter of Intent. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On February 14, 2024, the Company issued a press release announcing certain highlights of the Proposed Transaction following the execution of the Letter of Intent. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Safe Harbor Statement

Information provided in this Current Report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company’s plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. These forward-looking statements may also relate to the officer appointments, any future employment agreements related to such officer appointments, and other matters described above. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see “Risk Factors” as described in the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on April 15, 2022 and other reports on file with the U.S. Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release, dated February 12, 2024
99.2	Press Release, dated February 13, 2024
99.3	Press Release, dated February 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUM HOLDINGS, INC.

Date: February 15, 2024	By:	/s/ Sabas Carrillo
Sabas Carrillo
Chief Executive Officer

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